SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2001


                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


     1-16263                                            58-2572419
 (Commission File Number)                    (IRS Employer Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
          (Address of principal executive offices, including zip code)


                                 (404) 321-2140
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On April 25, 2001, Marine Products Corporation ("Marine Products") issued a press release announcing its stock buy-back program of up to 1 million shares of Marine Products common stock. Marine Products hereby incorporates by reference herein the information set forth in its Press Release dated April 25, 2001, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by Marine Products are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Marine Products' future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in Marine Products' Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit Number              Description
             --------------              -----------
             99.1                        Press Release dated April 25, 2001




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARINE PRODUCTS CORPORATION



Date:  May  16, 2001                    By:  /s/ Ben M. Palmer
                                             -----------------------------------
                                        Name:  Ben M. Palmer
                                        Title: Vice President,
                                               Chief Financial Officer,
                                               Treasurer and Assistant Secretary






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